SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): September 25, 2002

		PocketSpec Technologies Inc.
            --------------------------------------------
      (Exact name of registrant as specified in its charter)

               Colorado				0-28789	  	84-1461919
          ---------------         -----------------------  	----------------
(State or  other  jurisdiction     	    (Commission      (IRS Employer
of incorporation)                      File Number)      Identification No.)


               3225 East 2nd Avenue, Denver CO    		80206
               ---------------------------------------------------
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303) 393-8060





























						FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1.Changes in Control of Registrant.
Not Applicable

Item 2.Acquisition or Disposition of Assets.
Not Applicable

Item 3.Bankruptcy or Receivership.
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable

Item 5.Other Events
Not Applicable

Item 6.Resignation of Registrant's Directors.
The Board of Directors of PocketSpec Technologies Inc. accepted the resignation of Dr. Roger Hutchinson effective September 23,2002. To fill the vacancy, the Board of Directors appointed Mr. Gregg Wagner to the board effective September 23, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Exhibit 16.1 Resignation of director.

Item 8. Change in Fiscal Year.
Not Applicable

Item 9. Regulation FD Disclosure.
Not Applicable







					   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 25, 2002              		PocketSpec Technologies Inc.


                                        		By: /s/ F. Jeffrey Krupka
                                           	(President)




Exhibit 16.1






Dr. Roger Hutchison
153 Oakwood Road
Hopkins, MN 55343


 September 23, 2002
Jeff Krupka, President
PocketSpec Technologies, Inc.
3225 E. 2nd Ave.
Denver, CO 80206

Resignation from Board of Directors


Dear Jeff,

Effective September 23, 2002, I will no longer be able to serve on the Board of Directors. My workload is such that I simply no longer have the time to devote to outside interests.

I have enjoyed my association with PocketSpec and wish you good fortune in the future.



Sincerely,

Roger Hutchison